Related Party Transactions	12 Months Ended
Mar. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions
14.	Related Party Transactions
The CEO exercised unvested options to purchase shares of common stock. In February 2021, the Board of Directors accelerated the vesting of all 7,111,979 unvested shares previously purchased by the CEO, which resulted in stock-based compensation expense of $40.4 million related to recognition of the remaining compensation expense associated with these grants. For further information, see Note 10, “
Equity Incentive Plan
”.
As described in Note 3, “
Collaborations
”, in July 2018, the Company and GSK entered into a collaboration agreement. At that time, GSK also purchased 17,291,066 shares of the Company’s Series F-1 redeemable convertible preferred stock, which resulted in GSK having a greater than 10% voting interest in the Company as of March 31, 2021, 2020 and 2019.